Exhibit 10.1
                               AMENDMENT NO. 10 TO
                           LOAN AND SECURITY AGREEMENT
                           ---------------------------


                                             November 14, 2001



All American Semiconductor, Inc.
16115 Northwest 52nd Avenue
Miami, Florida  33014
Attention:  Chief Financial Officer

Ladies and Gentlemen:

         Reference is made to the Loan and Security Agreement dated as of May 3, 1996 among Harris Trust and Savings Bank, as a Lender and as Administrative Agent for the Lenders, American National Bank and Trust Company of Chicago, as a Lender and as Collateral Agent for the Lenders, the other Lenders party thereto and All American Semiconductor, Inc., as amended to date (the "Loan Agreement"). Unless defined herein, capitalized terms used herein shall have the meanings provided for such terms in the Loan Agreement.

         The Borrower has requested that the Requisite Lenders agree to amend the Loan Agreement in certain respects. The Agents and the Requisite Lenders have agreed to the foregoing on the terms and pursuant to the conditions provided herein.

         Therefore, the parties hereto hereby agree as follows:

         1.   Amendments to Loan Agreement. The Loan Agreement is hereby
              ----------------------------
amended, as follows:

         (a) The first "WHEREAS" clause in the Loan Agreement is hereby amended by deleting therefrom the amount "One Hundred Twenty-Five Million Dollars ($125,000,000)" and inserting in its place the amount "One Hundred Million Dollars ($100,000,000)".

         (b)  Clause (b)(i) of the definition of the term "Default" contained in
                                                           -------
Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety, as follows:

         "(i) any of Section 3.2 through 3.16, 3.18, 5, 7.2, 7.7, 7.19, 7.20 or
                     -----------         ----  ----  -  ---  ---  ----  ----
    8 of this Agreement,"
    -

         (c)  The definition of the term "Maximum Facility" contained in Section
                                          ----------------
1.1 of the Loan Agreement is hereby amended and restated in its entirety, as follows:

         " 'Maximum Facility' shall mean an amount equal to One Hundred Million
            ----------------
    Dollars ($100,000,000)."

         (d) A new Section 7.20 is hereby inserted into the Loan Agreement, as follows:

         "7.20    Weekly Cash Projections.
                  -----------------------

         On each Friday commencing on November 16, 2001, the Borrower shall deliver to the Agents an updated written cash flow forecast for the following 13 week period, which forecast shall be in form and substance satisfactory to the Agents."

         (e) Section 8.17 of the Loan Agreement is hereby amended and restated in its entirety, as follows:

         "8.17    Minimum Tangible Net Worth.
                  --------------------------

         Tangible Net Worth of the Designated Companies, on a consolidated basis, shall not at any time during any period set forth below be less than the amount set forth below opposite such period:

                       Period                                       Amount
                       ------                                       ------
      September 30, 2001 through and including
      December 30, 2001                                          $25,000,000

      December 31, 2001 through and including
      December 30, 2002                                          $40,000,000

      December 31, 2002 through and including                    $45,000,000
      December 30, 2003

      December 31, 2003 and thereafter                           $50,000,000"

         (f) Section 8.18 of the Loan Agreement is hereby amended and restated in its entirety, as follows:

         "8.18    Minimum Debt Service Coverage Ratio.
                  -----------------------------------

         The Debt Service Coverage Ratio of the Designated Companies, on a consolidated basis, shall not on the last day of any calendar quarter set forth below, for the period ending on such date, be less than the ratio set forth below opposite such date:

                            Date                                   Ratio
                            ----                                   -----
      Twelve month period ending September 30, 2001             Not Applicable

      Twelve month period ending December 31, 2001               1.25 : 1.00"
       and each twelve month period ending on the last day of a calendar quarter thereafter

         (g) Section 8.19 of the Loan Agreement is hereby amended and restated in its entirety, as follows:

         "8.19    Minimum Inventory Turnover.
                  --------------------------

         Inventory Turnover shall not on the last day of any calendar month ending on or after September 30, 2001, for the three-month period ending on such date, be less than the amount set forth below for such date:

               Month                             Minimum Inventory Turnover
               -----                             --------------------------
      September 30, 2001                                     2.2

      October 31, 2001                                       2.2

      November 30, 2001                                      2.3

      December 31, 2001 and the last day of
      each calendar month thereafter                         3.0"

         (h) The Maximum Loan Amount of each Lender is amended and restated as set forth in Annex I attached hereto.

         2.   Scope. This Amendment No. 10 to Loan and Security Agreement (this
              -----
"Amendment") shall have the effect of amending the Loan Agreement and the other Financing Agreements as appropriate to express the agreements contained herein. In all other respects, the Loan Agreement and the other Financing Agreements shall remain in full force and effect in accordance with their respective terms.

         3.   Conditions to Effectiveness. This Amendment shall be effective
              ---------------------------
retroactive to September 30, 2001 upon the execution hereof by the Requisite Lenders, the acceptance hereof by Borrower and each Guarantor, and the delivery hereof to the Administrative Agent, at 111 West Monroe Street, Chicago, Illinois 60603, Attention: Mr. William Kane, Vice President, before 2:00 p.m. (Chicago time) on November 19, 2001, together with an amendment fee of $20,000, which shall be payable on a pro rata basis to each Lender that executes and delivers to Administrative Agent this Amendment before 2:00 p.m. (Chicago time) on November 19, 2001.

                                          Very truly yours,

                                          HARRIS TRUST AND SAVINGS BANK,
                                           as Administrative Agent and a Lender
                                          Pro Rata Share:  20%


                                          By:  /s/ William J. Kane
                                               --------------------------------
                                          Its: Vice President
                                               --------------------------------

                                          AMERICAN NATIONAL BANK AND TRUST
                                           COMPANY OF CHICAGO,
                                           as Collateral Agent and a Lender
                                          Pro Rata Share:  20%


                                          By:  /s/ M. Martha Gaskin
                                               --------------------------------
                                          Its: First Vice President
                                               --------------------------------

                                          FLEET BUSINESS CREDIT CORPORATION,
                                           formerly known as SANWA BUSINESS
                                           CREDIT CORPORATION,  as a Lender
                                          Pro Rata Share:  15%


                                          By:
                                               --------------------------------
                                          Its:
                                               --------------------------------

                                          US BANK BUSINESS CREDIT,
                                           formerly known as FIRSTAR BANK N.A.,
                                           formerly known as MERCANTILE BUSINESS
                                           CREDIT, INC., as a Lender
                                          Pro Rata Share:  15%


                                          By:  /s/ Robin L. Van Meter
                                               --------------------------------
                                          Its: AVP
                                               --------------------------------

                                          GMAC COMMERCIAL CREDIT, LLC,
                                           formerly known as THE BANK OF NEW
                                           YORK COMMERCIAL CORPORATION, as a
                                           Lender
                                          Pro Rata Share:  15%


                                          By:  /s/ Anthony Viola
                                               --------------------------------
                                          Its: Vice President
                                               --------------------------------

                                          BANK OF AMERICA, N.A.,
                                           formerly known as NATIONSBANK, N.A.
                                           successor by merger to
                                           NATIONSBANK OF TEXAS, N.A.,
                                           as a Lender
                                          Pro Rata Share:  15%


                                          By:
                                               --------------------------------
                                          Its:
                                               --------------------------------

Acknowledged and agreed to as of
this 14th day of November, 2001.

ALL AMERICAN SEMICONDUCTOR, INC.


By:   /s/ Howard L. Flanders
    ----------------------------
Its:  EVP & CFO
    ----------------------------

                   Acknowledgment and Acceptance of Guarantors
                   -------------------------------------------

                  Each of the undersigned, in its capacity as a Guarantor of the Liabilities of Borrowers to Agents and Lenders under the Loan Agreement, hereby acknowledges receipt of the foregoing Amendment No. 10 to Loan and Security Agreement, accepts and agrees to be bound by the terms thereof, ratifies and confirms all of its obligations under the Master Corporate Guaranty executed by it and agrees that such Master Corporate Guaranty shall continue in full force and effect as to it, notwithstanding such amendment.


                                       Dated:  November 14, 2001

                                       Each of the Subsidiaries of All American
                                         Semiconductor, Inc. listed on Exhibit A
                                         attached hereto


                                       By:  /s/ Howard L. Flanders
                                            ------------------------------------
                                       Its: EVP & CFO
                                            ------------------------------------

                                    EXHIBIT A

                                  Subsidiaries
                                  ------------

NAME
----

Access Micro Products, Inc.
All American Added Value, Inc.
All American A.V.E.D., Inc.
All American Semiconductor-Northern California, Inc.
All American IDT, Inc.
All American Semiconductor of Atlanta, Inc.
All American Semiconductor of Canada, Inc.
All American Semiconductor of Chicago, Inc.
All American Semiconductor of Florida, Inc.
All American Semiconductor of Huntsville, Inc.
All American Semiconductor of Massachusetts, Inc.
All American Semiconductor of Michigan, Inc.
All American Semiconductor of Minnesota, Inc.
All American Semiconductor of New York, Inc.
All American Semiconductor of Ohio, Inc.
All American Semiconductor of Philadelphia, Inc.
All American Semiconductor of Phoenix, Inc.
All American Semiconductor of Portland, Inc.
All American Semiconductor of Rhode Island, Inc.
All American Semiconductor of Rockville, Inc.
All American Semiconductor of Salt Lake, Inc.
All American Semiconductor of Texas, Inc.
All American Semiconductor of Washington, Inc.
All American Semiconductor of Wisconsin, Inc.
All American Technologies, Inc.
All American Transistor of California, Inc.
AmeriCapital, LLC
Aved Industries, Inc.
Palm Electronics Manufacturing Corp.

                                     ANNEX I

                              Maximum Loan Amounts
                              --------------------


--------------------------------------------------------------------------------
          Lender                                Maximum Loan Amount
          ------                                -------------------
--------------------------------------------------------------------------------
Harris Trust and Savings Bank                       $20,000,000
--------------------------------------------------------------------------------
American National Bank and                          $20,000,000
  Trust Company of Chicago
--------------------------------------------------------------------------------
Fleet Business Credit Corporation                   $15,000,000
--------------------------------------------------------------------------------
US Bank Business Credit                             $15,000,000
--------------------------------------------------------------------------------
GMAC Commercial Credit, LLC                         $15,000,000
--------------------------------------------------------------------------------
Bank of America, N.A.                               $15,000,000
--------------------------------------------------------------------------------